Exhibit 4.1



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
    Temporary Certificate - Exchangeable for Definitive Engraved Certificate - When Ready for Delivery




COMMON STOCK                                                                 COMMON STOCK


                                              [LOGO]
FDS
                                   FACTSET RESEARCH SYSTEMS INC.

INCORPORATED UNDER THE LAWS                                                CUSIP 303075 10 5
 OF THE STATE OF DELAWARE                                         SEE REVERSE FOR CERTAIN DEFINITIONS





This is to Certify that




is the owner of

                 FULLY PAID AND NON-ASSESSABLE SHARES, PAR VALUE $.01 EACH, OF THE COMMON STOCK OF
=============================================FACTSET RESEARCH SYSTEMS INC.==================================
transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.



Dated:                                                [CORPORATE SEAL]

                /s/ W.E. Wells                                                             /s/ Charles J. Snyder
                          SECRETARY                                                                             PRESIDENT



                                                                              COUNTERSIGNED AND REGISTERED:

                                                                                     BANK OF NEW YORK
                                                                                     (New York, New York)

                                                                                                      Traveler Agent
                                                                                                      and Registrar

                                                                              By:  /s/
                                                                                       Authorized Officer


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